UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2006

                     CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                      002-95836-NY                13-3250816
-------------------------------    ----------------------       --------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


                     China Industrial Waste Management Inc.
                                       c/o
               Dalian Dong Tai Industrial Waste Treatment Co., Ltd
                             No. 1 Huaihe West Road

                        E-T-D-Zone, Dalian, China 116600
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                      Registrant's telephone number, including area code:
01186-411-8762-2850


                                       N/A
               ---------------------------------------------------
           (Former Name and Address if Changed since the last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4. 01    Changes in Registrant's Certifying Accountant.

     On June 9, 2006, E. Randall Gruber, CPA, PC ("Gruber") resigned from its position as the independent accountant of China Industrial Waste Management, Inc. (the "Company"). Gruber had been previously engaged as the principal accountant to audit the Company's financial statements.

     Gruber's audit opinions on the financial statements for the fiscal years ended December 31, 2004 and 2005 did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Gruber for the fiscal year ended December 31, 2004 indicated conditions which raised substantial doubt about the Company's ability to continue as a going concern.

     Gruber did not audit the Company's financial statements for any period after December 31, 2005.

     During the fiscal years ended December 31, 2004 and 2005, the interim period ended March 31, 2006 and through the date of Gruber's resignation, there were no disagreements between Gruber and the Company on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of Gruber, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

     The Company provided a copy of this Amendment to the Current Report on Form 8-K/A (the "Report") to Gruber on the date of this Report and has requested Gruber to furnish a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree (the "Former Accountant Statement"). The Company has requested that Gruber furnish to it within ten business days after the date of this Report, the Former Accountant Statement so that the Former Accountant Statement can be filed with the SEC. The Company intends to file the Former Accountant Statement by an amendment to this Report within two (2) business days of receipt of the Former Accountant Statement from Gruber.

     On June 19, 2006, the Company retained Child, Van Wagoner & Bradshaw, PLLC ("DVWB") as its new independent accountant, which retention was approved by the Board of Directors of the Company. DVWB is located at 5296 S. Commerce Dr., Suite 300, Salt Lake City, UT 84107. The Company has not consulted with DVWB on any matters relating to the application of accounting principles or any matter that was either the subject of a disagreement or a reportable event prior to this engagement.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHINA INDUSTRIAL WASTE MANAGEMENT, INC.



                                   By: /s/ John Leo
                                   ---------------------------
                                   Name:   John Leo
                                   Title:  Secretary


Date: July 6, 2006